Amicus Data Overview at 15th Annual WorldSymposium™ February 6, 2019 │ Orlando, FL

2 Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, manufacturing and supply plans, market potential projections, financing plans, and the projected revenues and cash position for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this press release may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, and in particular the potential goals, progress, timing, and results of preclinical studies and clinical trials, actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation: the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities, including the FDA, EMA, and PMDA, may not grant or may delay approval for our product candidates; the potential that we may not be successful in commercializing Galafold in Europe and other geographies or our other product candidates if and when approved; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products; and the potential that we will need additional funding to complete all of our studies and manufacturing. Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results. With respect to statements regarding projections of the Company's revenue and cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2017 as well as our Quarterly Report on Form 10- Q for the quarter September 30, 2018 filed November 5, 2018 with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this news release to reflect events or circumstances after the date hereof.

3 Agenda Introduction Sara Pellegrino Opening Remarks John F. Crowley Pompe Clinical Data Summary Dr. Mark Roberts Batten Disease Preclinical Data Summary Dr. Jill Weimer Pompe and Fabry Gene Therapy Approach Dr. Hung Do Closing Remarks John F. Crowley Q&A

Amicus WORLDSymposium Data Highlights 4 Pompe Key Takeaways ATB200-02 Study Data Continue to Suggest Potential for AT-GAA to be an Effective and Well-Tolerated Novel Treatment Regimen • 6MWT distance improvement maintained in both ERT-switch and ERT-naive patients – ERT-switch (n=8): Mean +53.6 meters from baseline to month 24 – ERT-naive (n=5): Mean +54.8 meters from baseline to month 21 • Other motor function tests generally consistent with 6MWT results in both ambulatory cohorts • Muscle strength increased in all cohorts, including non-ambulatory ERT-switch patients • Pulmonary function – FVC, MIP, and MEP increased in ERT-naïve patients – FVC and MIP were generally stable and MEP increased in ERT-switch patients • Patient Reported Outcomes Data Demonstrate Benefits in Activities of Daily Living and Patient Well Being • Biomarkers and safety – CK and Hex4 levels decreased in all cohorts – ATB200/AT2221 was generally well tolerated 6MWT=6-minute walk test; CK=creatine kinase; ERT=enzyme replacement therapy; FVC=forced vital capacity; Hex4=urine hexose tetrasaccharide; MEP=maximal expiratory pressure; MIP=maximal inspiratory pressure. Based on interim analysis 7.

First-in-human Study of ATB200/AT2221 in Patients With Pompe Disease: 24 Month Safety and Efficacy Data From the ATB200-02 Trial Mark Roberts, M.D. Benedikt Schoser,1 Drago Bratkovic,2 Barry J. Byrne,3 Paula Clemens,4 Tarekegn Geberhiwot,5 Ozlem Goker-Alpan,6 Priya Kishnani,7 Xue Ming,8 Tahseen Mozaffar,9 Peter Schwenkreis,10 Kumaraswamy Sivakumar,11 Ans T. van der Ploeg,12 Mark Roberts13 1Klinikum der Universität München-Neurologische Klinik, Friedrich-Baur-Institut, Munich, Germany; 2PARC Research Clinic, Royal Adelaide Hospital, Adelaide, SA, Australia; 3University of Florida, Gainesville, FL, USA; 4University of Pittsburgh and Department of Veterans Affairs Medical Center, Pittsburgh, PA, USA; 5University Hospital Birmingham NHS Foundation Trust, Queen Elizabeth Medical Center, Birmingham, UK; 6O&O Alpan LLC, Fairfax, VA, USA; 7Duke University Medical Center, Durham, NC, USA; 8Rutgers New Jersey Medical School, Newark, NJ, USA; 9University of California, Irvine, Orange, CA, USA; 10Neurologische Klinik und Poliklinik des Berufsgenossenschaftlichen, Universitätklinikum Bergmannsheil, Bochum, Germany; 11Neuromuscular Research Center, Phoenix, AZ, USA; 13Salford Royal NHS Foundation Trust, Salford, UK; WORLDSymposium │ February 6, 2019 │ Orlando, FL

Pompe 24 Month Data Highlights 6 Disclosure Information I have the following financial relationships to disclose: • Consultant for Amicus Therapeutics, Inc. • Consultant and member of speaker bureau for Audentes, Biomarin, and Sanofi I will discuss the following off-label use and/or investigational use in my presentation: • Data from a phase 1/2 trial of ATB200/AT2221 for the treatment of patients with Pompe disease • ATB200/AT2221 is an investigational therapy that has not been approved for commercial use

AT-GAA for Pompe Disease 7 Pompe Disease Overview Pompe Disease is a Fatal Neuromuscular Disorder that Affects a Broad Range of People Respiratory and cardiac 5,000 – 10,000 patients Age of onset ranges from infancy to failure are leading causes of morbidity diagnosed WW1 adulthood and mortality Deficiency of GAA leading to glycogen Symptoms include muscle weakness, ~$900M+ Global Pompe accumulation respiratory failure, and cardiomyopathy ERT sales in FY172 1. National Institute of Neurological Disorders and Stroke (NIH). 2. Sanofi Press Release & 10-K

Pompe 24 Month Data Highlights 8

ATB200 Co-administration With AT2221

- AT-GAA: in development as a novel treatment paradigm that combines 2 investigational agents[1,2]
  - AT2221: orally administered investigational chaperone given prior to infusion of ATB200
    - Shown to stabilize ERT in blood and maintain catalytic activity to enhance delivery of active enzyme to lysosomes[1,2]
  - ATB200: investigational next-generation ERT
    - Designed with optimized glycosylation and high levels of mannose 6-phosphate residues for better uptake to target tissues


Activity/Stability
AT2221 (Chaperone)
Tolerability
ATB200 (Next-generation ERT)
Optimized mixture of glycans
Uptake/Targeting
High levels of M6P and bis-M6P

M6P=mannose-6-phosphate.
1. Gotschall R et al. *Mol Genet Metab*. 2015;114(2):S49. Abstract 94. 2. Khanna R et al. Presented at: the 12th Annual WORLD*Symposium*™; February 29-March 4, 2016; San Diego, CA, USA.

Amicus Therapeutics

Pompe 24Month Data Highlights 9 ATB200-02 Study Design (NCT02675465) Phase 1/2 Study to Evaluate Safety, Tolerability, PK, PD, and Efficacy of AT-GAA (ATB200/AT2221) in Adults with Late-Onset Pompe Disease (LOPD) in 16 Centers Across 5 Countries 18-Week Primary Treatment Period With Long-Term Extension Stage 1 (6 wks) Stage 2 (12 wks) Stage 3 (2 yrs, ongoing) ATB200 single-dose ATB200 + AT2221 QOW ATB200 + AT2221 QOW 5 10 20 20 mg/kg ATB200 + 20 mg/kg ATB200 20 mg/kg ATB200 + 260 mg AT2221 mg/kg mg/kg mg/kg 130 mg AT2221 + 260 mg AT2221 Cohort 1b (ERT-switch; n=11) Cohort 2c (non-ambulatory ERT-switch; n=6) Cohort 3 (ERT-naive; n=5) Cohort 4d (ERT-switch; currently enrolling) • Assessments: Safety/tolerability, plasma PK, infusion-associated reactions, antibody levels, PD, efficacy, PRO LOPD=Late-onset Pompe Disease; PD=pharmacodynamics; PK=pharmacokinetics; PRO=patient-reported outcomes. aStudy conducted in 16 centers across 5 countries. b2-6 years on ERT; c≥7 years on ERT; d≥7 years on ERT.

Pompe 24 Month Data Highlights 10 Baseline Characteristics in Cohorts 1, 2, and 3 (N=22) Patients Enrolled Across Three Cohorts Representative of the Overall Late-Onset Pompe Population with Significant Impairment at Baseline Cohort 1 Cohort 2 Cohort 3 ERT-Switch ERT-Switch ERT-Naïve (N=11a) Non-ambulatory (N=6b) (N=5) Age, years, mean (min, max) 49.4 (28, 66) 41.5 (18, 57) 49.4 (24, 65) Sex, M:F 9:2 4:2 1:4 Time on alglucosidase alfa, years, 4.8 (1.42)a 10.1 (4.8) - mean (SD) 6MWT, meters, mean (SD) 392.0 (93.4) NA 399.5 (83.5) FVC Upright, % predicted, mean (SD) 52.3 (13.2) NA 53.4 (20.3) 6MWT=6-minute walk test; ERT=enzyme replacement therapy; FVC=forced vital capacity; LOPD=late-onset Pompe disease; NA=not applicable; SD=standard deviation. Baseline characteristics not shown for Cohort 4 because efficacy data are not presented for this cohort. aOne patient in Cohort 1 discontinued after 18 weeks due to burden of travel; another patient in Cohort 1 withdrew consent. bOne patient in Cohort 2 discontinued due to an infusion-associated reaction.

Pompe 24 Month Data Highlights 11 6-Minute Walk Test 6MWT Improved for ERT-Switch Ambulatory and ERT-Naive Patients at Month 6 with Continued Benefit Observed out to Month 24 and 21, Respectively Change From Baseline All results are a,b mean (SD), meter Baseline Month 6 Month 12 Month 24 Cohort 1 n=10 n=10 n=10 n=8 ERT-Switch Ambulatory 397.2 (96.8) +23.9 (52.2) +42.2 (46.5) +53.6 (36.4) Month 6 Month 12 Month 21 n=5 Cohort 3 n=5 n=5 n=5 ERT-Naive 399.5 (83.5) +41.8 (29.4) +63.1 (29.1) +54.8 (34.7) . 6MWT increased in 7/10, 9/10, and 8/8 ERT-switch patients at Months 6, 12, and 24, respectively . 6MWT increased in 5/5 ERT-naive patients at Months 6, 12, and 21, respectively . Timed motor function tests were consistent with 6MWT 6MWT=6-minute walk test; ERT=enzyme replacement therapy; SD=standard deviation. aOne patient in Cohort 1 discontinued from study (withdrew consent) before Month 24. bAt the time of this interim analysis, 1 patient in Cohort 1 had not reached Month 24.

Pompe 24 Month Data Highlights 12 Timed Motor Function Tests Other Motor Function Tests Generally Consistent with 6MWT; Overall Improvement in Motor Function for Both ERT-switch and ERT-naive Patients over 24 and 21 Months, Respectively Baseline, Change From Baseline, mean (SD) Test mean (SD) Month 6 Month 12 Month 24 n=10 n=10 n=10 n=8a,b Cohort 1 ERT-Switch Timed Up and Go, sec 10.5 (6.6) −1.8 (3.5) -1.5 (2.8) -1.2 (2.1) Ambulatory GSGC Score 12.6 (4.8) +0.1 (3.9) -0.3 (4.1) -1.6 (2.7) Month 6 Month 12 Month 21 n=5 n=5 n=5 n=5 Cohort 3 ERT-Naive Timed Up and Go, sec 9.4 (2.3) −1.0 (1.1) -0.3 (1.9) -0.7 (2.4) GSGC Score 12.2 (3.6) −1.8 (3.8) -0.8 (2.5) -1.8 (2.6) GSGC=Gait, Stairs, Gowers, Chair. GSGC is an observer-rated combined score of 4 motor function assessments: Gait (10m walk), 4-Stair Climb, Gowers (stand from floor), and Rising From Chair. Each test is scored from 1 (normal) to 7 (cannot perform; max score of 6 for Rising From Chair). Total scores range from 4 to 27. aOne patient in Cohort 1 discontinued from study (withdrew consent) before Month 24. bAt the time of this interim analysis, 1 patient in Cohort 1 had not reached Month 24.

Pompe 24 Month Data Highlights 13

Manual Muscle Strength Testing: Cohorts 1, 2 and 3

Consistent and Substantial Increases Observed in Manual Muscle Strengths in All Cohorts Out to Month 21/24; QMT (data not shown) consistent with MMT

	Body Area	Baseline		Change From Baseline					
				Month 6		Month 12		Month 21 or Month 24[a]	
		mean (SD)	n	mean (SD)	n	mean (SD)	n	mean (SD)	n
ERT-switch Ambulatory	Total Body Max score 80	66.4 (8.1)	10	+2.5 (3.2)	9[b]	+3.3 (3.4)	9[b]	+2.6 (5.0)	7[cd]
ERT-switch Non-Ambulatory	Upper Body Max score 40	13.5 (10.0)	4[e]	+4.5 (0.7)	2[e,f,g]	+2.7 (2.3)	3[e,f]	+1.3 (4.6)	3[e,f]
ERT-Naive	Total Body Max score 80	66.9 (3.7)	5	+0.3 (2.8)	5	+1.1 (3.1)	5	+0.2 (4.4)	5

[a]Month 24 data shown for Cohort 1; Month 21 data shown for Cohort 2 and Cohort 3. [b] One patient missing MMT data at M6 and M12; one patient discontinued prior to month 24 [d]At the time of this interim analysis, 1 patient in Cohort 1 had not reached Month 24. [e] Baseline values missing for 1 patient. [F] One patient discontinued prior to Month 6 assessments. [g]One patient did not complete Month 6 assessment. MMT Scoring: 1) Visible muscle movement, but no movement at the joint; 2) Movement at the joint, but not against gravity; 3) Movement against gravity, but not against added resistance; 4) Movement against resistance, but less than normal; 5) Normal strength.

MMT scoring is the total for left and right sides combined.

Pompe 24 Month Data Highlights 14 Sitting Forced Vital Capacity (FVC, % Predicted) FVC Increased In ERT-Naïve Patients and was Generally Stable in ERT-Switch Patients Baseline, Change From Baseline, mean (SD) mean (SD) Month 6 Month 12 Month 24 a a a abc Cohort 1 n=9 n=9 n=9 n=7 ERT-Switch (14.8) (3.9) −3.0 (6.0) −0.6 (2.8) Ambulatory 52.5 −1.2 Month 6 Month 12 Month 21 n=5 Cohort 3 n=5 n=5 n=5 ERT-Naive 53.4 (20.4) +4.2 (5.6) +4.5 (8.4) +6.1 (9.7) ERT=enzyme replacement therapy; SD=standard deviation. aBaseline FVC missing for 1 patient in Cohort 1. bOne patient in Cohort 1 discontinued from study (withdrew consent) before Month 24. cAt the time of this interim analysis, 1 patient in Cohort 1 had not reached Month 24.

Pompe 24 Month Data Highlights 15 Other Pulmonary Function Tests: MIP and MEP MIP was stable and MEP increased in ERT-switch patients; MIP and MEP increased in ERT-naive patients Baseline, Change From Baseline, mean (SD) Assessment mean (SD) Month 6 Month 12 Month 24 n=10 n=10 n=10 n=8ab Cohort 1 ERT-Switch MIP 35.7 (11.0) +0.3 (4.6) 0.0 (3.2) −1.0 (5.3) Ambulatory MEP 82.7 (26.5) +6.0 (24.9) +18.5 (33.6) +26.5 (32.5) Month 6 Month 12 Month 21 n=5 n=5 n=5 n=5 Cohort 3 ERT-Naive MIP 32.6 (18.5) +11.0 (5.0) +5.2 (12.2) +7.2 (10.3) MEP 60.6 (8.3) −0.4 (12.4) +8.6 (16.3) +12.4 (20.8) MEP=maximal expiratory pressure; MIP=maximal inspiratory pressure. aAt the time of this interim analysis, 1 patient in Cohort 1 had not reached Month 24. bOne patient discontinued prior to Month 24 MIP and MEP were measured in cm water.

Pompe 24 Month Data Highlights 16

Patient-reported outcome instruments

Assessment	Definition	Better functioning/ improvement
Rasch-built Pompe-specific Activity (R-PAct)	18-item questionnaire to measure limitations in activities and social participation in patients with Pompe disease; each activity is ranked from 0 (no) to 2 (yes, without difficulty); total scores range from 0 to 36[1]	↑ **Higher scores = Less limitations**
Rotterdam Handicap Scale	9-item questionnaire to measure functional ability and level of handicap; each item is ranked from 1 (unable to perform task) to 4 (able to perform task independently); total scores range from 9 to 36[2]	↑ **Higher scores = Better functioning**
Fatigue Severity Scale (FSS)	9-item questionnaire to measure the severity of fatigue; each question is scored on a scale from 1 (completely disagree) to 7 (completely agree); total scores range from 9 to 63[3]	↓ **Lower scores = Less fatigue**
Subject Global Impression of Change (SGIC)	Questionnaire to assess the effects of a drug on 8 areas of a patient's life; each question is scored on a scale from 1 (very much worse) to 7 (very much improved)	↑ **Higher scores = Much improved**

1. Van der Beek NAME et al. *Neuromuscular Disorders*. 2013;23:256-264. 2. Merkies ISJ et al. *Muscle & Nerve*. 2002;25:370-377. 3. Grace J et al. *Parkinsonism Relat Disord*. 2007;13(7):442-445.

Amicus Therapeutics

Pompe 24 Month Data Highlights 17 R-Pact Improvements Improvements in activities of daily living (R-Pact) were observed in all cohorts Change From Baseline Baseline Max score=36 Month 6 Month 12 Month 24a mean (SD) n mean (SD) n mean (SD) n mean (SD) n Cohort 1 20.3 (3.6) 10 +1.5 (3.0) 10 +1.7 (3.7) 10 +1.4 (2.5) 8b,c ERT-Switch Month 6 Month 12 Month 21a Cohort 2 ERT-Switch 1.0 (1.2) 5d +1.5 (2.4) 4e +1.0 (2.0) 4 +1.5 (3.0) 4 Non-ambulatory Cohort 3 23.6 (4.3) 5 -0.2 (0.8) 5 +2.6 (3.5) 5 +1.8 (2.5) 5 ERT-Naive ERT=enzyme replacement therapy; NA=not applicable; SD=standard deviation. 1. Merkies ISJ et al. Muscle & Nerve. 2002;25:370-377. aMonth 24 data shown for Cohort 1; Month 21 data shown for Cohort 2 and Cohort 3. bAt the time of this interim analysis, 1 patient in Cohort 1 had not reached Month 24. cOne patient in Cohort 1 discontinued from study before Month 24. dOne patient has not reached Month 6 at time of interim analysis and is not included in baseline eOne patient in Cohort 2 discontinued prior to Month 6

Pompe 24 Month Data Highlights 18

Rotterdam Handicap Scale

Improvements in functional ability and level of handicap (Rotterdam Handicap Scale) were observed in non-ambulatory ERT-switch patients and ERT-naïve patients

Max score=36	Baseline		Change From Baseline					
			Month 6		Month 12		Month 24[a]	
	mean (SD)	n	mean (SD)	n	mean (SD)	n	mean (SD)	n
Cohort 1 ERT-Switch	**29.7** (4.6)	10	**-1.1** (1.9)	10	**-0.7** (3.2)	10	**-1.6** (2.5)	8[bc]
			Month 6		Month 12		Month 21[a]	
Cohort 2 ERT-Switch Non-ambulatory	**20.0** (5.7)	5[d]	**+1.5** (5.1)	4[e]	**+0.5** (3.9)	3[f]	**+5.6** (7.0)	3[f]
Cohort 3 ERT-Naive	**32.3** (1.8)	5	**-0.5** (1.8)	5	**+0.4** (1.2)	5	**+0.1** (1.2)	5

ERT=enzyme replacement therapy; NA=not applicable; SD=standard deviation.

1. Merkies ISJ et al. *Muscle & Nerve*. 2002;25:370-377. Rotterdam Handicap Scale is a 9-item questionnaire to measure functional ability and level of handicap; each item is ranked from 1 (unable to perform task) to 4 (able to perform task independently); total scores range from 9 to 36; lower scores represent worse functioning.[1]

Data from interim analysis 7.

[a]Month 24 data shown for Cohort 1; Month 21 data shown for Cohort 2 and Cohort 3. [b]At the time of this interim analysis, 1 patient in Cohort 1 had not reached Month 24. [c]One patient in Cohort 1 discontinued from study before Month 24. [d]One patient has not reached Month 6 at time of interim analysis and is not included in baseline [e]One patient in Cohort 2 discontinued prior to Month 6. [f] One patient did not complete questionnaire at Months 12 and 21

Amicus Therapeutics

Pompe 24 Month Data Highlights 19

Fatigue Severity Scale

All cohorts were significantly impacted by fatigue at baseline and demonstrated improvements in fatigue over time

Max score=63	Baseline		Change From Baseline					
			Month 6		Month 12		Month 24[a]	
	mean (SD)	n	mean (SD)	n	mean (SD)	n	mean (SD)	n
Cohort 1 ERT-Switch	**53.5** (7.7)	10	**-8.0** (10.7)	10	**-8.0** (6.5)	10	**-4.4** (9.2)	8[bc]
			Month 6		Month 12		Month 21[a]	
Cohort 2 ERT-Switch Non-ambulatory	**44.4** (13.5)	5[d]	**+2.3** (8.7)	4[e]	**-12.5** (10.0)	4	**-15.0** (8.4)	4
Cohort 3 ERT-Naive	**39.2** (12.7)	5	**-5.2** (11.7)	5	**-7.2** (7.5)	5	**-4.6** (8.4)	5

ERT=enzyme replacement therapy; NA=not applicable; SD=standard deviation.

1. Grace J et al. *Parkinsonism Relat Disord*. 2007;13(7):442-445. FSS consists of 9 questions, each scored on a scale from 1 to 7. Total scores range from 9 to 63, with higher values representing higher levels of fatigue due to the disease condition. The normative value in the healthy population is ~27.[1] Data from interim analysis 7.

[a]Month 24 data shown for Cohort 1; Month 21 data shown for Cohort 2 and Cohort 3. [b]At the time of this interim analysis, 1 patient in Cohort 1 had not reached Month 24. [c]One patient in Cohort 1 discontinued from study before Month 24. [d]One patient has not reached Month 6 at time of interim analysis and is not included in baseline [e]One patient in Cohort 2 discontinued prior to Month 6.

Amicus Therapeutics

20 Subject Global Impression of Change: Overall Physical Well-being Improvements in Physical Well-Being were reported as early as month 6 and were maintained out to month 24 Cohort 1 Cohort 2 Cohort 3 7 Very much improved 6 Much improved 5 Somewhat improved 4 No change 3 SGIC Score Somewhat worse 2 Much worse 1 Very much worse 0 n M6 M9 M12 M15 M18 M21 M24 Cohort 1 7a 9a 10 10 10 9 8 Cohort 2 4 4 4 4 4 4 Cohort 3 5 5 5 5 5 5 aMissing due to change in questionnaire mid-study. SGIC is a questionnaire to assess the effects of a drug on 8 areas of a patient’s life; each question is scored on a scale from 1 (very much worse) to 7 (very much improved). Mean (SD) scores from overall physical well-being component of the SGIC questionnaire are shown. Data from interim analysis 7.

Pompe 24 Month Data Highlights 21 CK and Hex4 Biomarkers All Cohorts Demonstrated Persistent Improvement in Biomarkers of Muscle Damage (CK) and Disease Substrate (Hex4) For Up To 24 Months BL=baseline; Hex4=urine hexose tetrasaccharide; M=month; SE=standard error; W=week.

Pompe 24 Month Data Highlights 22 Safety Summary (n=25) Safety data for AT-GAA show AEs have been generally mild and transient with very low rates of IARs (<1.5%) after 1,110+ total infusions across all 4 cohorts • Safety database includes: 11 Cohort 1 patients, 6 Cohort 2 patients, 5 Cohort 3 patients, 3 Cohort 4 patients* • Most treatment-emergent AEs were mild or moderate in severity – Most common treatment-emergent AEsa out of 25 patients: nasopharyngitis (13), fall (10), abdominal pain (9)b, diarrhea (8), headache (8), upper respiratory tract infection (7), arthralgia (7), nausea (7), back pain (6), fatigue (6), pain in extremities (6), myalgia (6), tremor (5), oropharyngeal pain (5), and muscle spasms (5) • For serious AEs, 9 events occurred in 5 patients (severity: 2 severe, 5 moderate, 2 mild); 3 events (in 1 patient) were considered probably related to treatment • One cohort 2 patient discontinued because of a treatment-emergent AE (infusion-associated reaction [IAR]) in cohort 2 • 16 incidents of IARs in 6 patients in 1,110+ infusions – 8 IAR events in 5 ERT-switch patients and 8 IAR events in 1 ERT-naive patient • Longest duration of treatment is 33 months AE, adverse events; ERT=enzyme replacement therapy; IAR, infusion-associated reaction; SAE=serious adverse event. aNumber of patients experiencing the AE; bIncludes upper and lower abdominal pain. Based on interim analysis 7. * 3 patients in Cohort 4 included in safety database at the time of the interim analysis, none had reached the efficacy assessments (6-month visit). Cohort 4 currently enrolling

Pompe 24 Month Data Highlights 23 Conclusions: AT-GAA at up to 24 Months of Treatment • 6MWT distance improvement maintained in both ERT-switch and ERT-naive patients – ERT-switch (cohort 1; n=8): Mean (SD) increase of +53.6 (36.4) meters from baseline to month 24 – ERT-naive (cohort 3; n=5): Mean (SD) increase of +54.8 (34.7) meters from baseline to month 21 • Other motor function tests were generally consistent with 6MWT results in both ambulatory cohorts • Muscle strength increased in all cohorts, including non-ambulatory ERT-switch patients • Pulmonary function – FVC, MIP, and MEP increased in ERT-naïve patients – FVC and MIP were generally stable and MEP increased in ERT-switch patients • Patients reported improvements in activities of daily living as measured using PROs • Biomarkers and safety – CK and Hex4 levels decreased in all cohorts – ATB200/AT2221 was generally well tolerated • Data from this interim analysis suggest that AT-GAA has the potential to be an effective and well-tolerated novel treatment regimen for patients with LOPD 6MWT=6-minute walk test; CK=creatine kinase; ERT=enzyme replacement therapy; FVC=forced vital capacity; Hex4=urine hexose tetrasaccharide; MEP=maximal expiratory pressure; MIP=maximal inspiratory pressure. Based on interim analysis 7.

Systematic approach in therapy design reduces pathological and behavioral deficits and prolongs survival in mouse models of CLN3-, CLN6-, and CLN8-Batten disease Jill Weimer Jacob T. Cain1, Tyler B. Johnson1, Katherine A. White1, Brandon Meyerink1,Samantha S. Davis1, Derek J. Timm1, Shibi Likhite2, Cassandra N. Dennys-Rivers2, Federica Rinaldi2, Dario Motti2, Sarah Corcoran2, Pablo Morales3, Christopher Pierson2, Stephanie M. Hughes4, Stella Y. Lee 5, Brian K. Kaspar6, Kathrin Meyer2, Jill M. Weimer1,7,* 1 Pediatrics and Rare Diseases Group, Sanford Research, Sioux Falls, SD USA; 2 The Research Institute at Nationwide Children's Hospital, Columbus, Ohio, USA; 3The Mannheimer Foundation, Inc., Homestead, FL, USA; 4Department of Biochemistry, School of Biomedical Sciences, Brain Health Research Centre, University of Otago, Dunedin, New Zealand; 5Division of Biology, Kansas State University, Manhattan, KS, USA; 6AveXis Inc., Bannockburn, IL, USA; 7Department of Pediatrics, Sanford School of Medicine, University of South Dakota, Sioux Falls SD USA. WORLDSymposium │ February 6, 2019 │ Orlando, FL

25 Disclosure Information I have the following financial relationships to disclose: • Served as Investigator for the AAV9 mouse studies (in CLN3, CLN6, and CLN8) conducted at Sanford Research and discussed in the presentation I will discuss the following off-label use and/or investigational use in my presentation: • Preclinical, proof of concept data from studies for the treatment of patients with Batten disease

AAV9-CLN6 Gene Therapy for CLN6-Batten Disease 26

CLN6: Preclinical Mouse Data – Autofluorescent Storage Material

Single AAV9-CLN6 Administration Results in Reduction of Autofluorescent Substrate Material Throughout the Brain

Autofluorescent Storage Material Accumulation


WT
Cln6nclf PBS
Cln6nclf scAAV9
ASM
6 Month
VPM/VPL
Somatosensory
18 Month*
VPM/VPL
Somatosensory
Cells/2500um²
WT
Cln6nclf
Cln6nclf scAAV9

Source: Likhite 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, IND-enabling Preclinical Studies for Batten Disease Gene Therapy

Amicus Therapeutics

AAV9-CLN6 Gene Therapy for CLN6-Batten Disease 27 CLN6: Preclinical Mouse Data – Somatosensory Glial Activation Single AAV9-CLN6 Administration Results in Reduction of Glial Activation WT Untreated CLN6 mouse AAV9-CLN6 treated CLN6 mouse Astrocyte Activation: Month 18 Microglia Activation WT Untreated CLN6 mouse AAV9-CLN6 treated CLN6 mouse Microglial Activation: Month 18

AAV9-CLN6 Gene Therapy for CLN6-Batten Disease 28 CLN6: Preclinical Mouse Data Motor Performance and Cognitive Behavior Single AAV9-CLN6 Administration Improves Motor Performance & Cognitive Behavior Out to Month 24 Motor Performance Water Maze Analysis Source: Likhite 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, IND-enabling Preclinical Studies for Batten Disease Gene Therapy; Data on file

AAV9-CLN6 Gene Therapy for CLN6-Batten Disease 29 CLN6: Preclinical Mouse Data - Survival Single AAV9-CLN6 Administration Significantly Extends Median Survival Survival Source: Likhite 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, IND-enabling Preclinical Studies for Batten Disease Gene Therapy

AAV9-CLN6 Gene Therapy for CLN6-Batten Disease 30 CLN6 Expression in NHP Safety Study Demonstrated Safety and Meaningful Transduction and CLN6 Expression Throughout the Brain in NHPs Western Blot on various brain regions of AAV9-CLN6 injected juvenile NHPs Source: Meyer 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, From mouse to human –Translating intrathecal gene therapy for NCLs; Data on file

Preclinical Proof of Concept Data in CLN3 Batten Disease

AAV9-CLN3 Gene Therapy for CLN3-Batten Disease 32

CLN3: Preclinical Mouse Data – Autofluorescent Substrate Material

Single AAV9-CLN3 Administration Results in Reduction of Autofluorescent Substrate Material Throughout the Brain

Autofluorescent Storage Material Accumulation


WT-PBS
Cln3Δex7-8-PBS
Cln3Δex7-8-AAV9
A
B
C
D
2M-8M_ASM_Motor Cortex
2M-8M_ASM_Somatosensory Cortex
2M-8M_ASM_Visual Cortex
2M-8M_ASM_Thalamus
2M
8M
Total Area (%)
WT
CLN3
CLN3-AAV

Source: Likhite 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, IND-enabling Preclinical Studies for Batten Disease Gene Therapy

Amicus Therapeutics

AAV9-CLN3 Gene Therapy for CLN3-Batten Disease 33 CLN3: Preclinical Mouse Data – Somatosensory Glial Activation Single AAV9-CLN3 Administration Results in Reduction of Glial Activation WT Untreated CLN3 mouse AAV9-CLN3 treated CLN3 mouse Astrocyte Activation: Month 8 WT Untreated CLN3 mouse AAV9-CLN3 treated CLN3 mouse Microglial Activation: Month 8 Source: Likhite 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, IND-enabling Preclinical Studies for Batten Disease Gene Therapy

AAV9-CLN3 Gene Therapy for CLN3-Batten Disease 34 CLN3: Preclinical Mouse Data - Motor Performance & Cognitive Behavior Single AAV9-CLN3 Administration Improves Motor Performance and Cognitive Behavior at Month 16 Motor Performance Water Maze Analysis Source: Likhite 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, IND-enabling Preclinical Studies for Batten Disease Gene Therapy

AAV9-CLN3 Gene Therapy for CLN3-Batten Disease 35 CLN3: Preclinical Mouse Data - Survival Effect of AAV9-CLN3 On Survival Cannot Yet Be Determined Given Minimal Phenotype in Mouse Model Survival 100 WT PBS ∆ 7/8 C ln3 ∆ 7/8 C ln3 AAV9 50 Percent survival Percent 0 0 5 10 15 20 25 Month Source: Likhite 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, IND-enabling Preclinical Studies for Batten Disease Gene Therapy

AAV9-CLN3 Gene Therapy for CLN3-Batten Disease 36 CLN3 Expression in NHP Safety Study Demonstrated Safety and Meaningful Transduction and Expression Throughout the Brain in NHPs Reverse transcriptase qPCR on various brain regions of AAV9-CLN3 injected juvenile NHPs Note: CLN3 Western blot -data were not assessable Source: Meyer 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, From mouse to human –Translating intrathecal gene therapy for NCLs

Preclinical Proof of Concept Data in CLN8 Batten Disease

AAV9-CLN8 Gene Therapy for CLN8-Batten Disease 38

CLN8: Preclinical Mouse Data – Autofluorscent Storage Material

Single AAV9-CLN8 Administration Results in Reduction of Autofluorescent Substrate Material Throughout the Brain

Autofluorescent Storage Material Accumulation


WT-PBS
CLN8^{mnd}-PBS
CLN8^{mnd}-AAV
A
B
C
D
Motor Cortex_ASM
Somatosensory Cortex_ASM
Visual Cortex_ASM
Thalamus_ASM
2M
8M
Total Area (%)
WT
CLN8
CLN8-AAV
****

Source: Johnson 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, Testing the safety and efficacy of CLN8 gene therapy in the Cln8^{mnd} mouse model

Amicus Therapeutics

AAV9-CLN8 Gene Therapy for CLN8-Batten Disease 39

CLN8: Preclinical Mouse Data - Somatosensory Glial Activation

Single AAV9-CLN8 Administration Results in Reduction of Glial Activation

Astrocyte Activation: Month 8

WT | Untreated CLN8 mouse | AAV9-CLN8 treated CLN8 mouse




Total Area (%)
2M
8M
****
****
WT
CLN8
CLN8-AAV

Microglial Activation: Month 8

WT | Untreated CLN8 mouse | AAV9-CLN8 treated CLN8 mouse




Total Area (%)
2M
8M
****
****
WT
CLN8
CLN8-AAV

Source: Johnson 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, Testing the safety and efficacy of CLN8 gene therapy in the Cln8mnd mouse model

Amicus Therapeutics

AAV9-CLN8 Gene Therapy for CLN8-Batten Disease 40 CLN8: Preclinical Mouse Data - Motor Performance and Cognitive Behavior Single AAV9-CLN8 Administration Improves Motor Performance & Cognitive Behavior Out to Month 10 Motor Performance Water Maze Analysis Source: Johnson 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, Testing the safety and efficacy of CLN8 gene therapy in the Cln8mnd mouse model

AAV9-CLN8 Gene Therapy for CLN8-Batten Disease 41 CLN8: Preclinical Mouse Data - Survival Single AAV9-CLN8 Administration Significantly Extends Median Survival Survival Source: Johnson 2018, 16th International Conference on Neuronal Ceroid Lipofuscinoses, Testing the safety and efficacy of CLN8 gene therapy in the Cln8mnd mouse model

Gene Therapy Pipeline Hung Do, Chief Science Officer “We have a duty to obsolete our own technologies” - Amicus Belief Statement

Amicus Gene Therapy Programs 43 Leading LSD Gene Therapy Portfolio Amicus is the Consolidator of the Most Promising Gene Therapy Programs in LSDs Amicus Gene Therapy Portfolio DISCOVERY PRECLINICAL Clinical CLN6 Batten Disease NCH CLN3 Batten Disease NCH CLN8 Batten Disease NCH CLN1 Batten Disease NCH Fabry Gene Therapy PENN Pompe Gene Therapy PENN CDKL5 Gene Therapy / ERT PENN Niemann-Pick Type C (NPC) NCH Wolman Disease NCH Tay-Sachs NCH Other NCH/ PENN

Amicus Gene Therapy Programs 44 Amicus Protein Engineering Expertise & Technologies for Gene Therapy Collaboration to Enable Greater Protein Expression and Delivery at Lower Gene Therapy Doses Increased Increased Improved Protein Protein Protein Targeting & Expression Secretion Stabilization Novel untranslated sequences Effective signal sequences to Targeting moieties to avoid inhibition of increase protein expression & initiation and drive efficient secretion Protein design protein synthesis

Amicus Gene Therapy Programs 45 Early Proof of Principle for Optimized Gene Therapy Amicus DNA Constructs Enable Optimized Gene Therapy in Pompe and Fabry Secreted GAA in Media GAA Binding to Intended Receptor 8000 80 Amicus GT-GAA W T rhG AA 6000 60 4000 Pompe 40 G A AActivity (nmol/mL/hr) Amicus GT-GAA 2000 20 (nmol/mL/hour) W T rhG AA Bound GAA Activity Bound 0 0 0 2 4 6 0 20 40 60 80 100 Days rhG AA (nM ) Alpha-Gal Activity: pH 7.4 Alpha-Gal Activity: pH 4.6 WT pH 4.6 300 WT construct 1 pH 7.4 construct 2 250 construct 1 300 construct 2 250 200 200 Fabry 150 150 100 100 50 Residual Activity (%) Activity Residual 50 0 Residual Activity (%) Activity Residual 0 1 2 3 4 5 6 7 0 Time (days)

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